Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Schedule of Related Party Transactions
The following table and related footnotes provide information about certain of the Partnership's related party transactions for the periods indicated:

	Year Ended December 31, 2018 $	Year Ended December 31, 2017 $	Year Ended December 31, 2016 $
Voyage revenues (i)(vi)	11,018	36,358	37,336
Vessel operating expenses (ii)(vi)	(17,666)	(23,564)	(19,738)
Time-charter hire expense (iii)	(7,671)	—	—
General and administrative expenses (iv)	(15,967)	(9,434)	(12,590)
General and administrative expenses deferred and capitalized (v)	(822)	(859)	(571)

(i)
Commencing in 2008, the Arctic Spirit and Polar Spirit LNG carriers were time-chartered to Teekay Corporation at fixed-rates for periods of 10 years. The contract periods for the Polar Spirit and for the Arctic Spirit expired in March 2018 and April 2018, respectively.

(ii)
The Partnership and certain of its operating subsidiaries have entered into service agreements with certain subsidiaries of Teekay Corporation pursuant to which the Teekay Corporation subsidiaries provide to the Partnership and its subsidiaries crew training and technical management services. In addition, as part of the Partnership's acquisition of its ownership interest in the Pan Union Joint Venture in 2014, the Partnership entered into an agreement with a subsidiary of Teekay Corporation whereby Teekay Corporation's subsidiary agreed to provide, on behalf of the Partnership, shipbuilding supervision and crew training services for four LNG carrier newbuildings in the Pan Union Joint Venture, up to their delivery dates from 2017 to 2019. All costs incurred by these Teekay Corporation subsidiaries related to these services are charged to the Partnership and recorded as part of vessel operating expenses.

(iii)
In September 2018, the Partnership entered into an agreement with its 52%-owned joint venture, the Teekay LNG-Marubeni Joint Venture, to charter in one of Teekay LNG-Marubeni Joint Venture's LNG carriers, the Magellan Spirit, for a period of two years at a fixed-rate.

(iv)
Includes administrative, advisory, business development, commercial and strategic consulting services charged by Teekay Corporation's subsidiaries and reimbursements to the Partnership's General Partner for costs incurred on the Partnership's behalf for the conduct of the Partnership's business.

(v)
Includes the Partnership's costs associated with the Bahrain LNG Joint Venture including pre-operation, engineering and financing-related expenses, of which $1.1 million was reimbursed by the Bahrain LNG Joint Venture during 2018 (December 31, 2017 – $1.1 million; December 31, 2016 – $0.4 million). The net costs are recorded as part of investments in and advances to equity-accounted joint ventures in the Partnership's consolidated balance sheets.

(vi)
The Partnership entered into an operation and maintenance contract with the Bahrain LNG Joint Venture and an operating and maintenance subcontract with Teekay Marine Solutions (Bermuda) Ltd. (or TMS), an entity wholly-owned by Teekay Tankers Ltd., which is controlled by Teekay Corporation, relating to the LNG regasification terminal in Bahrain. The Partnership, as the contractor, and TMS, as the subcontractor, agreed to provide pre-mobilization services up to August 2018, and mobilization services and other general operational and maintenance services of the facility thereafter. The subcontractor fees from TMS of $1.6 million during 2018 ($nil during 2017 and 2016) are included in vessel operating expenses in the Partnership's consolidated statements of income. Cost recoveries from the Bahrain LNG Joint Venture of $1.6 million during 2018 ($nil during 2017 and 2016) are included in voyage revenues in the Partnership's consolidated statements of income.